EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of SEDONA Corporation on Form 10-Q for the quarter ending June 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, David R. Vey, Chief Executive Officer of SEDONA Corporation certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of SEDONA Corporation.

Dated: August 14, 2009	/s/ DAVID R. VEY
David R. Vey
President and Chief Executive Officer (Principal Executive Officer)